                                                                   EXHIBIT 10(b)

               AMENDMENT NUMBER FIVE TO CONSOLIDATED, AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


                  THIS AMENDMENT NUMBER FIVE TO CONSOLIDATED, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (THIS "AMENDMENT"), is entered into as of June 30, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA PARTNERS I, INC., a Georgia corporation ("MPI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MIAMI CASTLE MGPC, INC., a Florida corporation ("Miami"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TEMPE MGPC, INC., an Arizona corporation ("Tempe"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DENVER MGPC, INC., a Colorado corporation ("Denver"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, ORLANDO CASTLE MGPC, INC., a Florida corporation ("OC"), with its chief executive office located at 717 North Harwood, Suite

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1650, Dallas, Texas 75201, ORLANDO MGPC, INC., a Florida corporation
("Orlando"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TAMPA CASTLE MGPC, INC., a Florida corporation ("TC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TAMPA MGPC, INC., a Florida corporation ("Tampa"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, LENEXA MGPC, INC., a Kansas corporation ("Lenexa"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MT. LAUREL MGPC, INC., a New Jersey corporation ("Mt.Laurel"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, COLUMBUS MGPC, INC., an Ohio corporation ("Columbus"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, CINCINNATI MGPC, INC., an Ohio corporation ("Cincinnati"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS MGPC, INC., a Texas corporation ("Dallas"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, HOUSTON CASTLE MGPC, INC., a Texas corporation ("HC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, HOUSTON II MGPC, INC., a Texas corporation ("Houston"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation ("MMEIMCI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT CO., INC., a Delaware corporation ("ACI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT CO. PARTNERS, INC., a Delaware corporation ("ACPI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, and MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201.

                  WHEREAS Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996, (as amended to date, the "Loan Agreement");

                  WHEREAS Borrower has requested Foothill to amend the Loan Agreement and the other Loan Documents to (i) permanently amend the definition of Adjusted Net Worth, (ii) revise the financial covenants with respect to the minimum Debt Service Ratio, the maximum Total Liabilities to Adjusted Net Worth Ratio, the minimum Adjusted Net Worth, and the minimum Interest Coverage Ratio, and (iii) waive Borrower's failure to comply with the requirements of Sections 2.12, 7.19(a), and 7.19(d) of the Loan Agreement;

                  WHEREAS Foothill is willing to so amend the Loan Agreement and waive Borrower's failure to comply with the requirements of Sections 2.12, 7.19(a), and 7.19(d) of the Loan Agreement in accordance with the terms hereof upon Borrower's payment of an Amendment Fee of $15,000 and subject to the other terms and conditions hereof;

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                  All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  1.     Amendments to the Loan Agreement.

                         a.   Section 1.1 of the Loan Agreement hereby is
amended by deleting each of the following definitions in their entirety and substituting the following in lieu thereof:

                         "Adjusted Net Worth means, as of any date of determination, the sum of (a) the difference of (i) Borrower's total stockholder's equity, minus (ii) the sum of (w) all Intangible Assets of Borrower, (x) all of Borrower's prepaid expenses, (y) all amounts due to Borrower from non-Borrower Affiliates, calculated on a consolidated basis, and (z) all investments in partnerships or joint ventures, plus, without duplication of any amount included in clause
         (a), (b) the aggregate issue price of outstanding preferred Securities and the aggregate principal amount of Existing Subordinated Debt of MEWI."

                         "Fifth Amendment means that certain Amendment Number Five to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of June 30, 1998, between Foothill and Borrower."

                         "Fifth Amendment Closing Date means June 30, 1998."

                         "Relevant Measuring Period means, with respect to June 30, 1998, the three months then ended, with respect to September 30, 1998, the six months then ended, with respect to December 31, 1998, the nine months then ended, and, with respect to any date thereafter, the twelve months then ended."

                         b.   Clause (a) of Section 7.19 of the Loan Agreement
hereby is amended and restated in its entirety as follows:

                              "(a)     Debt Service Ratio. A Debt Service Ratio
         for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

   --------------------------------------------------------------------------
         Period Ending                                   Minimum Ratio
   ==========================================================================
            6/30/98                                         0.0 : 1
   --------------------------------------------------------------------------
            9/30/98                                         0.0 : 1
   --------------------------------------------------------------------------
            12/31/98                                        0.0 : 1
   --------------------------------------------------------------------------
            3/31/99                                         0.0 : 1
   --------------------------------------------------------------------------
            6/30/99                                         0.0 : 1
   --------------------------------------------------------------------------
            9/30/99                                         1.0 : 1
   --------------------------------------------------------------------------
   As of the end of each quarter                            1.0 : 1           "
          thereafter
   --------------------------------------------------------------------------

                         c.   Clause (b) of Section 7.19 of the Loan Agreement
hereby is amended and restated in its entirety as follows:

                              "(b) Total Liabilities to Adjusted Net Worth Ratio. A ratio of Borrower's total liabilities (exclusive of Existing Subordinated Debt) divided by Adjusted Net Worth of 2.0:1.0, or less, measured on a fiscal quarter-end basis;"

                         d.   Clause (c) of Section 7.19 of the Loan Agreement
hereby is amended and restated in its entirety as follows:

                              "(c)     Adjusted Net Worth. Adjusted Net Worth of
         at least $40,000,000, measured on a fiscal quarter-end basis; and"

                         e.   Clause (d) of Section 7.19 of the Loan Agreement
hereby is amended and restated in its entirety as follows:

                              "(b)     Interest Coverage Ratio. An Interest
         Coverage Ratio for the Relevant Measuring Period most recently ended of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:


   --------------------------------------------------------------------------
             Period Ending                            Minimum Ratio
   ==========================================================================
             6/30/98                                  0.0 : 1
   --------------------------------------------------------------------------
             9/30/98                                  0.0 : 1
   --------------------------------------------------------------------------
             12/31/98                                 0.0 : 1
   --------------------------------------------------------------------------
             3/31/99                                  0.0 : 1
   --------------------------------------------------------------------------
             6/30/99                                  0.0 : 1
   --------------------------------------------------------------------------
             9/30/99                                  2.0 : 1
   --------------------------------------------------------------------------
    As of the end of each quarter                     2.0 : 1                 "
            thereafter
   --------------------------------------------------------------------------

                  2. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

                         a.   The representations and warranties in this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                         b.   After giving effect hereto, no Event of Default or
event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                         c.   No injunction, writ, restraining order, or other
order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                         d.   No material adverse change shall have occurred in
the financial condition of Borrower or in the value of the Collateral that has not been disclosed to Foothill;

                         e.   Foothill shall have received this duly executed
Amendment, which shall be in full force and effect;

                         f.   Foothill shall have received the Fifth Amendment
Fee of $15,000; and

                         g.   All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                  3. Waiver of Violation of Certain Covenants and Conditions Subsequent. Pursuant to Borrower's request, Lender hereby agrees to waive the Events of Default caused by Borrower's failure to comply with:

                  (a) the provisions of Section 2.12 of the Loan Agreement requiring the prepayment of Term Loan A, Term Loan B, and the Advances, as applicable, from any Net Cash Proceeds of any Permitted Disposition (other than an Ordinary Course Disposition);

                  (b) the minimum Debt Service Ratio as of the quarter ending March 31, 1998 of (4.0):1 as set forth in Section 7.19(a) as a result of Borrower's actual Debt Service Ratio for this period of (5.76):1;

                  (c) the minimum Interest Coverage Ratio as of the quarter ending March 31, 1998 of (5.0):1 as set forth in Section 7.19(d) as a result of Borrower's actual Interest Coverage Ratio for this period of (6.64):1; and

                  (d) the conditions subsequent of the Fourth Amendment requiring (i) the revision of the Section 7.19 on the basis of Borrower's business plan within 60 days of the Fourth Amendment Closing Date, and (ii) the Borrower's entry into such mortgages and deeds of trust in respect of Borrower's leasehold estates in respect of which a leasehold mortgage may be granted, as Foothill shall reasonably request within 90 days of the Fourth Amendment Closing Date.

                  4. Condition Subsequent. As a condition subsequent to the effectiveness of this Fifth Amendment, within 60 days of the Fifth Amendment Closing Date, Foothill and Borrower shall have entered into such mortgages and deeds of trust in respect of Borrower's leasehold estates in respect of which a leasehold mortgage may be granted, as Foothill shall reasonably request, in form and substance satisfactory to Foothill in its reasonable discretion, and the Borrower hereby agrees to make reasonable, good faith, efforts to obtain the consent of the lessor to the granting of such leasehold mortgages (the failure by Borrower to so enter into such mortgages and deeds of trust on the expiry of the 60 day period provided therefor constituting an Event of Default, but the failure to perform during the period prior to the expiration of the applicable 60 day period provided therefor shall not constitute a Default).

                  5. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                  6. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

                  7. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

                  8.     Miscellaneous.

                         a.   Upon the effectiveness of this Amendment, each
reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Amendment.

                         b.   Upon the effectiveness of this Amendment, each
reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Amendment.

                         c.   This Amendment shall be governed by and construed
in accordance with the laws of the State of California.

                         d.   This Amendment may be executed in any number of
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in on the date first written above.

MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation
MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation


By:
   ----------------------------------------
         Name:
               ----------------------------
         Title:
                ---------------------------


MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
MOUNTASIA PARTNERS I, INC., a Georgia corporation
MALIBU GRAND PRIX CORPORATION, a Delaware corporation
MIAMI CASTLE MGPC, INC., a Florida corporation
TEMPE MGPC, INC., an Arizona corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation
PUENTE HILLS MGPC, INC., a California corporation
PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation
REDONDO BEACH CASTLE MGPC, INC., a California corporation
REDWOOD CITY CASTLE MGPC, INC., a California corporation
REDWOOD CITY MGPC, INC., a California corporation
SAN DIEGO MGPC, INC., a California corporation
DENVER MGPC, INC., a Colorado corporation
ORLANDO CASTLE MGPC, INC., a Florida corporation
ORLANDO MGPC, INC., a Florida corporation
TAMPA CASTLE MGPC, INC., a Florida corporation
TAMPA MGPC, INC., a Florida corporation
LENEXA MGPC, INC., a Kansas corporation
MT. LAUREL MGPC, INC., a New Jersey corporation
COLUMBUS MGPC, INC., an Ohio corporation
CINCINNATI MGPC, INC., an Ohio corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
DALLAS MGPC, INC., a Texas corporation

HOUSTON CASTLE MGPC, INC., a Texas corporation
HOUSTON II MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
OFF TRACK MANAGEMENT, INC., a California corporation
MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation
MALIBU GRAND PRIX CONSULTING, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation
MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation
MOUNTASIA - MEI CALIFORNIA, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership
MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation
AMUSEMENT CO., INC., a Delaware corporation
AMUSEMENT CO. PARTNERS, INC., a Delaware corporation



By:
   ----------------------------------------
         Name:
              -----------------------------
         Title:
               ----------------------------




FOOTHILL CAPITAL CORPORATION,
a California corporation



By:
   -------------------------
Name:
     -----------------------
Title:
      ----------------------